UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 8, 2024

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock, par value $0.001	PSEC PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.   Results of Operations and Financial Condition.

On February 8, 2024, the registrant issued a press release announcing its financial results for its fiscal quarter ended December 31, 2023. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On February 8, 2024, the registrant issued a press release, included herewith as Exhibit 99.1, and by this reference incorporated herein, announcing the declaration of monthly cash distributions to common shareholders in the following amounts and with the following record and payment dates:

Monthly Cash Common Shareholder Distribution	Record Date	Payment Date	Amount ($ per share)
February 2024	2/27/2024	3/20/2024	$0.0600
March 2024	3/27/2024	4/18/2024	$0.0600
April 2024	4/26/2024	5/21/2024	$0.0600

On February 8, 2024, the registrant is hereby announcing the declaration of monthly dividends for its Floating Rate Preferred Stock for holders of record on the following dates based on an annualized rate equal to 7.32309% of the stated value of $25.00 per share as set forth in the Articles Supplementary for the Preferred Stock, from the date of issuance or, if later from the most recent dividend payment date (the first business day of the month, with no additional dividend accruing in June as a result), authorized on February 8, 2024, as follows:

Monthly Cash Floating Rate Preferred Shareholder Distribution	Record Date	Payment Date	Monthly Amount ($ per share), before pro ration for partial periods
March 2024	3/20/2024	4/1/2024	$0.152564
April 2024	4/17/2024	5/1/2024	$0.152564
May 2024	5/22/2024	6/3/2024	$0.152564
On February 8, 2024, the registrant is hereby announcing the declaration of monthly dividends for its 5.50% preferred shareholders based on an annual rate equal to 5.50% of the stated value of $25 per share, from the date of issuance or, if later, from the most recent dividend payment date (the first business day of the month, with no additional dividend accruing in June as a result), as follows:

Monthly Cash 5.50% Preferred Shareholder Distribution	Record Date	Payment Date	Monthly Amount ($ per share), before pro ration for partial periods
March 2024	3/20/2024	4/1/2024	$0.114583
April 2024	4/17/2024	5/1/2024	$0.114583
May 2024	5/22/2024	6/3/2024	$0.114583

On February 8, 2024, the registrant is hereby announcing the declaration of monthly dividends for its 6.50% preferred shareholders based on an annual rate equal to 6.50% of the stated value of $25 per share, from the date of issuance or, if later, from the most recent dividend payment date (the first business day of the month, with no additional dividend accruing in June as a result), as follows:

Monthly Cash 6.50% Preferred Shareholder Distribution	Record Date	Payment Date	Monthly Amount ($ per share), before pro ration for partial periods
March 2024	3/20/2024	4/1/2024	$0.135417
April 2024	4/17/2024	5/1/2024	$0.135417
May 2024	5/22/2024	6/3/2024	$0.135417

On February 8, 2024, the registrant is hereby announcing the declaration of monthly dividends for its Series A preferred shareholders at an annual rate of 5.35% of the stated value of $25.00 per share, from the date of issuance as follows:

Quarterly Cash 5.35% Preferred Shareholder Distribution	Record Date	Payment Date	Amount ($ per share)
February 2024 - April 2024	4/17/2024	5/1/2024	$0.334375

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

99.1    Press Release, dated February 8, 2024

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name:    M. Grier Eliasek
Title:     Chief Operating Officer
Date: February 8, 2024

Index to Exhibits

Exhibit Number	Description
99.1	Press Release, dated February 8, 2024